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                                                                 EXHIBIT 23.2



                         INDEPENDENT AUDITORS CONSENT


To The Board of Directors of
Rnethealth.com, Inc.

We hereby consent to the use in this Registration Statement on Form SB-2 of our report dated October 9, 1999 relating to the consolidated financial statements of Rnethealth.com, Inc., appearing in the Prospectus, which is a part of this Registration Statement.


                                                   /s/ CORBIN & WERTZ
                                                       CORBIN & WERTZ

Irvine, California
June 21, 2000